EXHIBIT 11

                         CONSENT OF INDEPENDENT AUDITORS



   The Shareholder and Board of Directors of
   Hennessy Balanced Fund:

   We consent to the use of our report included herein and to the reference to our Firm in the Statement of Additional Information under the heading "Independent Auditors".


                                                        KPMG PEAT MARWICK LLP

   Milwaukee, Wisconsin
   March 2, 1996